                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  October 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: FLORSHEIM GROUP INC.                             CASE NO.  02 B 08209
          --------------------                                      ------------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS
                 -----------------------------------------------


                        FOR MONTH ENDING OCTOBER 26, 2002

                                                          LOAN              TOTAL                                          EXCESS
  DATE            RECEIPTS        DISBURSEM.            BALANCE          OUTSTANDING      LC'S           AVAIL.             AVAIL
--------          --------       ------------         ------------      ------------      ----        -------------     ------------
OPENING
BALANCE                                               8,658,445.77      8,658,445.77      0.00        10,000,000.00     1,341,554.23
 09/30            8,832.15          24,293.56         8,673,907.18      8,673,907.18      0.00        10,000,000.00     1,326,092.82
 10/01               66.45          30,674.79         8,704,515.52      8,704,515.52      0.00        10,000,000.00     1,295,484.48
 10/02               44.02           1,652.34         8,706,123.84      8,706,123.84      0.00        10,000,000.00     1,293,876.16
 10/03                0.00          16,077.76         8,722,201.60      8,722,201.60      0.00        10,000,000.00     1,277,798.40
 10/04                0.00             591.26         8,722,792.86      8,722,792.86      0.00        10,000,000.00     1,277,207.14
 10/05                0.00               0.00         8,722,792.86      8,722,792.86      0.00        10,000,000.00     1,277,207.14
 10/06                0.00               0.00         8,722,792.86      8,722,792.86      0.00        10,000,000.00     1,277,207.14
 10/07               40.90          13,535.34         8,736,287.30      8,736,287.30      0.00        10,000,000.00     1,263,712.70
 10/08            2,350.76               0.00         8,733,936.54      8,733,936.54      0.00        10,000,000.00     1,266,063.46
 10/09               60.81           1,554.89         8,735,430.62      8,735,430.62      0.00        10,000,000.00     1,264,569.38
 10/10                0.00           3,877.05         8,739,307.67      8,739,307.67      0.00        10,000,000.00     1,260,692.33
 10/11              241.32               0.00         8,739,066.35      8,739,066.35      0.00        10,000,000.00     1,260,933.65
 10/12                0.00               0.00         8,739,066.35      8,739,066.35      0.00        10,000,000.00     1,260,933.65
 10/13                0.00               0.00         8,739,066.35      8,739,066.35      0.00        10,000,000.00     1,260,933.65
 10/14                0.00               0.00         8,739,066.35      8,739,066.35      0.00        10,000,000.00     1,260,933.65
 10/15               54.00          10,864.40         8,749,876.75      8,749,876.75      0.00        10,000,000.00     1,250,123.25
 10/16            8,813.06          15,899.74         8,756,963.43      8,756,963.43      0.00        10,000,000.00     1,243,036.57
 10/17                0.00           1,263.84         8,758,227.27      8,758,227.27      0.00        10,000,000.00     1,241,772.73
 10/18           26,000.00          86,000.00         8,818,227.27      8,818,227.27      0.00        10,000,000.00     1,181,772.73
 10/19                0.00               0.00         8,818,227.27      8,818,227.27      0.00        10,000,000.00     1,181,772.73
 10/20                0.00               0.00         8,818,227.27      8,818,227.27      0.00        10,000,000.00     1,181,772.73
 10/21                0.00           6,149.75         8,824,377.02      8,824,377.02      0.00        10,000,000.00     1,175,622.98
 10/22                0.00           2,382.69         8,826,759.71      8,826,759.71      0.00        10,000,000.00     1,173,240.29
 10/23                0.00          14,534.22         8,841,293.93      8,841,293.93      0.00        10,000,000.00     1,158,706.07
 10/24                0.00          10,133.60         8,851,427.53      8,851,427.53      0.00        10,000,000.00     1,148,572.47
 10/25                0.00             820.11         8,852,247.64      8,852,247.64      0.00        10,000,000.00     1,147,752.36
 10/26                0.00               0.00         8,852,247.64      8,852,247.64      0.00        10,000,000.00     1,147,752.36
                 ---------         ----------
Total Oct 2002   46,503.47         240,305.34
                 =========         ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: FLORSHEIM GROUP                                  CASE NO.  02 B 08209
          ----------------                                          ------------


                            SUMMARY OF CASH ACCOUNTS
                            ------------------------

                        FOR MONTH ENDING OCTOBER 26, 2002

ENDING BALANCE IN                                   9/28/02        10/26/02
                                                  ----------      ----------

              LASALLE NATIONAL BANK
                 Account #                          8,832.15               -
                 Account #                            941.54               -
                 Account #                                 -               -
                 Account #                                 -               -

              ASSOCIATED BANK
                 Account #                          2,500.00        6,270.73

              BT COMMERCIAL
                 Account #                                 -               -
                 Account #                                 -               -
                 Account #                                 -               -
                 Account #                                 -               -
                 Account #                                 -               -
                 Account #                                 -               -
                 Account #                                 -               -


              RETAIL CASH IN LOCAL BANKS            1,029.97          845.20
                                                   ---------        --------
              TOTAL                                13,303.66        7,115.93
                                                   =========        ========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:   FLORSHEIM GROUP                                CASE NO.  02 B 08209
          ------------------                                         -----------


                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING OCTOBER 26, 2002


                 Bank:            BT Commercial Corporation
                 Location         Chicago, Illinois
                 Account Name:    Concentration Account
                 Account No.:



                                                        TOTAL
                       WHOLESALE       RETAIL (1)     LOCKBOX (2)     RECEIPTS
                       ---------     ------------    ------------     --------
OPENING BALANCE

   09/30                  $0.00         $0.00         $8,832.15       $8,832.15
   10/01                  $0.00         $0.00            $66.45          $66.45
   10/02                  $0.00         $0.00            $44.02          $44.02
   10/03                  $0.00        ($5.20)            $0.00          ($5.20)
   10/04                  $0.00        ($4.80)            $0.00          ($4.80)
   10/07                  $0.00         $0.00            $40.90          $40.90
   10/08                  $0.00         $0.00         $2,350.76       $2,350.76
   10/09                  $0.00         $0.00            $60.81          $60.81
   10/10                  $0.00         $0.00             $0.00           $0.00
   10/11                 $37.78 3)      $0.00           $203.54         $241.32
   10/14                  $0.00         $0.00             $0.00           $0.00
   10/15                  $0.00         $0.00            $54.00          $54.00
   10/16              $8,813.06 4)      $0.00             $0.00       $8,813.06
   10/17                  $0.00         $0.00             $0.00           $0.00
   10/18             $26,000.00 5)      $0.00             $0.00      $26,000.00
   10/21                  $0.00         $0.00             $0.00           $0.00
   10/22                  $0.00         $0.00             $0.00           $0.00
   10/23                  $0.00         $0.00             $0.00           $0.00
   10/24                  $0.00         $0.00             $0.00           $0.00
   10/25                  $0.00         $0.00             $0.00           $0.00
                     ==========================================================
TOTAL RECEIPTS       $34,850.84       ($10.00)       $11,652.63      $46,493.47
                     ==========       =======        ==========      ==========



(1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.
(2) Wholesale receipts paid to lockbox.
(3) Interest income.
(4) Auction receipts.
(5) Transfer from Associated Bank.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: FLORSHEIM GROUP INC.                          CASE NO.    02 B 08209
          ---------------------                                  ---------------


                              DISBURSEMENTS LISTING
                              ---------------------

                        FOR MONTH ENDING OCTOBER 26, 2002


           Bank:             BT Commercial Corporation
           Location          Chicago, Illinois
           Account Name:     Concentration Account
           Account No.:



ACCOUNT                                                               AMOUNT
-----------                                                       -------------

FLORSHEIM GROUP INC.

    PAYMENTS
    --------
    Wire Disbursements                                               125,940.46
    Wholesales Checks                                                 65,397.39
    Retail Checks                                                        482.73
    Credit Committee Escrow                                                   -
    Letter of Credit                                                          -
                                                                     ----------

    Total Funds Out                                                  191,820.58

    OUTSTANDING CHECKS AT 10/26
    ---------------------------
    Wholesale - October checks                                       (11,821.72)
    Retail - October checks                                             (482.73)
    September checks                                                    (588.55)
    August checks                                                     (1,528.58)
                                                                     ----------

    OUTSTANDING CHECKS THAT CLEARED (INCLUDING RETAIL PAYROLL)        62,906.34
    ----------------------------------------------------------       ----------

Total Florsheim Group Inc.                                           240,305.34
                                                                     ==========




Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: FLORSHEIM GROUP INC.                             CASE NO.  02 B 08209
           -------------------                                      ------------


                         STATEMENT OF INVENTORY ($ 000)
                         ------------------------------

                        FOR MONTH ENDING OCTOBER 26, 2002





                  Beginning Inventory                          $        -
                                                               ----------

                  Add: Purchases                               $        -
                                                               ----------
                  Less: Cost of Goods Sold
                         (cost basis)                          $        -
                                                               ----------


                  Adjustments                                  $        -
                                                               ----------


                  Ending Inventory                             $        -
                                                               ==========


                         PAYROLL INFORMATION STATEMENT
                         -----------------------------


                                   Week ended
---------------------------------------------------------
10/04/02      10/11/02         10/18/02          10/25/02         Total
--------      --------         ---------         --------         -----



                                  NONE

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: FLORSHEIM GROUP INC.                            CASE NO.   02 B 08209
          --------------------                                     -------------


                         STATEMENT OF AGED RECEIVABLES
                         -----------------------------

                       FOR MONTH ENDING OCTOBER 26, 2002

ACCOUNTS RECEIVABLE:

       Beginning of Month Balance                  $ 721,039
                                                   ---------
       Add: Sales on Account                       $     515
                                                   ---------

       Less: Collections                           $ (14,809)
                                                   ---------

       Adjustments                                 $  (4,780)
                                                   ---------

       End of the Month Balance                    $ 701,965
                                                   =========



   0-30            31-60            61-90          OVER 90          END OF MONTH
   DAYS             DAYS             DAYS            DAYS              TOTAL
----------       ----------      -----------      ----------        ------------

$ (15,590)        $ (7,728)       $ (27,764)       $ 753,047         $ 701,965



                             ACCOUNTS PAYABLE AGING
                             ----------------------


                0-30         31-60         61-90        Over 90     End of Month
                Days          Days         Days          Days           Total
             ----------    ---------    ----------    ----------    ------------
Wholesale    211,121.98    58,339.71    232,387.69    411,265.82      913,115.20

Retail        15,277.24    10,654.14     44,567.95     95,847.67      166,347.00
             ----------    ---------    ----------    ----------    ------------
Total        226,399.22    68,993.85    276,955.64    507,113.49    1,079,462.20
             ==========    =========    ==========    ==========    ============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: FLORSHEIM GROUP INC.                          CASE NO.  02 B 08209
           -------------------                                  ----------------


                                TAX QUESTIONNAIRE
                                -----------------

                        FOR MONTH ENDING OCTOBER 26, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

            1.  Federal Income Taxes             Yes (x)      No (  )
            2.  FICA withholdings                Yes (x)      No (  )
            3.  Employee's withholdings          Yes (x)      No (  )
            4.  Employer's FICA                  Yes (x)      No (  )
            5.  Federal Unemployment Taxes       Yes (x)      No (  )
            6.  State Income Taxes               Yes (x)      No (  )
            7.  State Employee withholdings      Yes (x)      No (  )
            8.  All other state taxes            Yes (x)      No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                                  WEEK 10/04      WEEK 10/11        WEEK 10/18        WEEK 10/25
                                  ----------      ----------        ----------        ----------
Federal Income Tax W/H             $0.00            ($69.42)            $0.00             $0.00
FICA - Employee                        -           1,785.10                 -            545.57
Medicare - Employee                    -           2,291.56                 -            127.58
FICA - Employer                        -           1,789.39                 -            545.62
Medicare - Employer                    -           2,291.54                 -            127.58

Sate Income Tax W/H                    -                  -                 -                 -
Local Tax W/H                          -                  -                 -                 -
State Disability                       -                  -                 -                 -
State Unemployment                     -                  -                 -                 -
Federal Unemployment                   -                  -                 -                 -
                                   -----          ---------             -----         ---------
Total                              $0.00          $8,088.17             $0.00         $1,346.35
                                   =====          =========             =====         =========

Payment made by Ceridian           $0.00          $8,088.17             $0.00         $1,346.35
Over / (underpaymt)                $0.00              $0.00             $0.00             $0.00
                                   -----          ---------             -----         ---------

Total                              $0.00          $8,088.17             $0.00         $1,346.35
                                   =====          =========             =====         =========

NOTE:
Payroll taxes paid relate to 12/31/01 adjustments.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                        Print or type name and capacity of
                                        person signing this Declaration:

                                        /s/ F. Terrence Blanchard
                                        ----------------------------------------
                                        President and Chief Financial Officer



DATED:  November 21, 2002